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Kemper Variable Series

222 South Riverside Plaza
Chicago, Illinois 60606
(800) 778-1482

Kemper Variable Series offers a choice of 26 investment portfolios, one of which is offered herein, to investors applying for certain variable life insurance and variable annuity contracts offered by participating insurance companies.


Prospectus

May 1, 2000

As revised January 22, 2001


Kemper Total Return Portfolio

Shares of the portfolio are available exclusively as pooled funding vehicles for variable life insurance and variable annuity contracts of participating insurance companies. This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus.

Shares of the portfolio are not FDIC-insured, have no bank guarantees and may lose value.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Table Of Contents


About The Portfolio                          About Your Investment

  3     Portfolio Goal                         8     Investment Advisor

  3     The Portfolio's Main Strategy          9     Share Price

  4     The Main Risks Of Investing            9     Purchase And Redemption
        In The Portfolio
                                              10    Distributions And Taxes
  5     Performance

  6     Financial Highlights

  7     Other Policies And Risks


About The Portfolio

Kemper Variable Series is an open-end, registered management investment company, currently comprising 26 portfolios. Additional portfolios may be created from time to time. Kemper Total Return Portfolio is intended to be a funding vehicle for variable life insurance contracts and variable annuity contracts offered by the separate accounts of certain life insurance companies. Kemper Variable Series currently does not foresee any disadvantages to the holders of these contracts arising from the fact that the interests of the various contract holders may differ. Nevertheless, Kemper Variable Series' Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken. The contracts are described in the separate prospectuses issued by the participating insurance companies. Kemper Variable Series assumes no responsibility for such prospectuses.

Individual contract holders are not the "shareholders" of Kemper Variable Series. Rather, the participating insurance companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their contract holders.

Kemper Total Return Portfolio

Portfolio Goal

The portfolio seeks high total return, a combination of income and capital appreciation.

The Portfolio's Main Strategy

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, the portfolio invests in bonds from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The Main Risks Of Investing In The Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy. Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    growth stocks may be out of favor for certain periods

o    a bond could decline in credit quality or go into default

o    derivatives could produce disproportionate losses

o at times, it might be hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has three broad-based market indices (which, unlike the portfolio, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


  5.05    37.88   1.69    12.11  -9.49   25.97   16.76   19.96   15.14    14.81



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  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
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Best Quarter: 14.92%, Q1 1991                    Worst Quarter: -9.01%, Q3 1990

Year-to-date Total Return as of 3/31/2000: 1.69%


Average Annual Total Returns as of 12/31/1999

                             1 Year              5 Years              10 Years
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Portfolio                    14.81%               18.46%               13.31%

Index 1                      21.04                28.56                18.84

Index 2                      -2.15                 7.61                 8.07

Index 3                      33.16                32.41                21.61
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Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an
unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index that includes intermediate and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

The Portfolio Managers

The following people handle the portfolio's day-to-day management:

Gary A. Langbaum                           Tracy McCormick
Lead Portfolio Manager                      o Began investment career in 1980
  o Began investment career in 1970         o Joined the advisor in 1994
  o Joined the advisor in 1988              o Joined the portfolio team in 1998
  o Joined the portfolio team in 1995

Robert S. Cessine
  o Began investment career in 1982
  o Joined the advisor in 1993
  o Joined the portfolio team in 1999


Financial Highlights

This table is designed to help you understand the portfolio's financial performance for the period reflected below. The figures in the first part of the table are for a single share. The total return figures show what a shareholder in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Zurich Scudder Investments at 1-800-778-1482.

Kemper Total Return Portfolio

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Year Ended December 31,                    1999     1998     1997     1996     1995
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
Net asset value, beginning of period     $2.735    2.822    2.815    2.579    2.112
                                         --------------------------------------------
Income from investment operations:
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Net investment income (loss)               .084(a)  .086     .090     .084     .084
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Net realized and unrealized gain (loss)
on investment transactions                 .303     .317     .377     .322     .453
                                         --------------------------------------------
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Total from investment operations           .387     .403     .467     .406     .537
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Less distributions from:
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Net investment income                     (.090)   (.090)   (.090)   (.090)   (.070)
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Net realized gains on investment
transactions                              (.150)   (.400)   (.370)   (.080)      --
                                         --------------------------------------------
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Total distributions                       (.240)   (.490)   (.460)   (.170)   (.070)
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Net asset value, end of period           $2.882    2.735    2.822    2.815    2.579
                                         --------------------------------------------
Total return (%)                         14.81    15.14    19.96    16.76    25.97

Ratios to Average Net Assets and Supplemental Data
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Net assets, end of period
($ thousands)                           952,485  865,423  786,996  697,102  659,894
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Ratio of expenses before expense
reductions (%)                             .61      .60      .60      .59      .60
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Ratio of expenses after expense
reductions (%)                             .61      .60      .60      .59      .60
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Ratio of net investment income (loss) (%) 3.12     3.33     3.32     3.21     3.52
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Portfolio turnover rate (%)                 80       81      122       90      118
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

(a)    Based on monthly average shares outstanding during the period.

Other Policies And Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, Kemper Variable Series' Board could change the portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean the portfolio would not be pursuing its goal.

o Although the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all. With derivatives there is a risk that they could produce disproportionate losses.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o Although most of the portfolio's equity investments are in common stocks, they may include other types of equities, such as convertible and preferred stocks.

o Zurich Scudder establishes a security's credit quality when its buys the security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholder's best interest.

About Your Investment

Investment Advisor

The portfolio's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, New York. Zurich Scudder Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

The portfolio pays the investment advisor a monthly investment management fee.

Management fees paid for the most recently completed fiscal year are shown below:

                                   % of Average Net          % of Average Net
                                  Assets on an Annual       Assets on an Annual
                               Basis (without effect of      Basis (including
                                   any fee waivers)       effect of fee waivers)
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Kemper Total Return Portfolio            0.55%                     0.55%
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Euro conversion

To the extent that the portfolio invests in foreign securities, it could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. Zurich Scudder is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Share Price

Scudder Fund Accounting Corporation determines the net asset value per share as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for trading. Market prices are used to determine the value of the portfolio's assets, but when reliable market quotations are unavailable, the portfolio may use procedures established by the Kemper Variable Series' Board of Trustees.

The net asset value per share of the portfolio is the value of one share and is determined by dividing the value of the portfolio's net assets by the number of shares of the portfolio outstanding.

To the extent that the portfolio invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the portfolio does not price their shares. As a result, the net asset value per share of the portfolio may change at a time when shareholders are not able to purchase or redeem their shares.

Purchase And Redemption

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to VLI and VA contracts. The shares of the portfolio are purchased and redeemed at the net asset value of the portfolio's shares determined that same day or, in the case of an order not resulting automatically from contract transactions, next determined after an order in proper form is received. An order is considered to be in proper form if it is communicated by telephone or wire by an authorized employee of the participating insurance company.

From time to time, Kemper Variable Series may temporarily suspend the offering of shares of the portfolio. During the period of such suspension, shareholders of the portfolio are normally permitted to continue to purchase additional shares and to have dividends reinvested.

No fee is charged the shareholders when they purchase or redeem portfolio shares.

Distributions And Taxes

Dividends and capital gains distributions

The portfolio normally declares and distributes dividends of net investment income annually. The portfolio distributes any net realized short-term and long-term capital gains at least annually.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether portfolio distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

Additional information about the portfolio may be found in Kemper Variable Series' Statement of Additional Information and in shareholder reports. Shareholder inquiries may be made by calling the toll-free telephone number listed below. The Statement of Additional Information contains information on portfolio investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the portfolio's performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other portfolio documents may be obtained without charge from the following sources:

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By Phone:                   Call Kemper at:
                            1-800-778-1482

In Person:                  Public Reference Room
                            Securities and Exchange Commission,
                            Washington, D.C.
                            (Call 1-202-942-8090
                            for more information.)

By Mail:                    Kemper Distributors, Inc.
                            222 South Riverside Plaza
                            Chicago, IL 60606-5808

                            or

                            Public Reference Section,
                            Securities and Exchange Commission,
                            Washington, D.C. 20549-0102
                            (a duplication fee is charged)

By Internet:                http://www.sec.gov
                            http://www.kemper.com
                            e-mail: publicinfo@sec.gov

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The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

SEC File Number:

Kemper Variable Series              811-5002